SUPPLEMENT DATED AUGUST 22, 2012 TO THE

STERLING CAPITAL FUNDS CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS,

INSTITUTIONAL AND CLASS R SHARES PROSPECTUS, AND

STATEMENT OF ADDITIONAL INFORMATION

EACH DATED FEBRUARY 1, 2012, AS AMENDED

Effective immediately, this Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Sterling Capital Funds’ Class A, Class B, and Class C Shares Prospectus, Institutional and Class R Shares Prospectus and Statement of Additional Information, each dated February 1, 2012, as amended:

The Board of Trustees of Sterling Capital Funds (the “Trust”) has approved the liquidation and termination of the Sterling Capital National Tax-Free Money Market Fund, Sterling Capital Prime Money Market Fund and Sterling Capital U.S. Treasury Money Market Fund (each a “Fund,” and, collectively the “Funds”). Accordingly, the assets of each Fund will be liquidated on or about December 14, 2012 (each a “Liquidation”). After paying in full all known or reasonably ascertainable liabilities of a Fund, including without limitation all charges, taxes and expenses of such Fund, whether due, accrued or anticipated, that have been incurred or are expected to be incurred by the Fund, the Fund will distribute to its shareholders their pro rata share of the proceeds. Proceeds of each Liquidation are expected to equal $1.00 per share, and will be distributed to shareholders of the applicable Fund in a complete redemption of their shares on or about December 14, 2012 in the manner set forth below.

A shareholder letter will be sent to existing shareholders who hold their shares directly with a Fund, setting forth the various options and instructions with respect to the Liquidation and the distribution of each shareholder’s liquidation proceeds. Any direct shareholder may elect to have liquidation proceeds sent to them via check. Shareholders may also elect to exchange their Fund shares at no cost into the same class of shares of any other fund in the Sterling Capital Funds’ complex (subject to minimum initial investment requirements). In the event a shareholder elects to invest in a fund with a front-end sales charge, that charge will be waived; however, subsequent investments will be subject to the sales charge. To the extent permitted under the relevant account documentation, IRA shareholders who do not provide instructions to the Trust on where to send the liquidation proceeds by December 7, 2012, will have their liquidation proceeds automatically invested into the Sterling Capital Deposit Account (the “SCDA”), until they elect to redeem their money out of the SCDA. If you are holding your shares in a Fund through a financial intermediary, please contact your financial representative to discuss your options.

Before completing the liquidation, each Fund intends to distribute any accumulated net realized capital gains and net investment income to shareholders of the Fund; these distributions will be taxable to shareholders who hold their shares in a taxable account.

Please contact your financial advisor or Sterling Capital Funds at 1-800-228-1872 if you have any questions.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE